EXHIBIT 10.5

THIRTEENTH AMENDMENT TO CREDIT AGREEMENT

THIS THIRTEENTH AMENDMENT TO CREDIT AGREEMENT (the “Thirteenth Amendment”) is made effective as of February 15, 2006, among PEMCO AVIATION GROUP, INC., a Delaware corporation, PEMCO AEROPLEX, INC., an Alabama corporation, PEMCO ENGINEERS, INC., a Delaware corporation, PEMCO WORLD AIR SERVICES, INC., a Delaware corporation, SPACE VECTOR CORPORATION, a Delaware corporation (collectively, the “Borrowers”), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (successor by merger to SouthTrust Bank), as Agent (the “Agent”), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (successor by merger to SouthTrust Bank), as a Lender, and COMPASS BANK, an Alabama banking corporation, as a Lender. Capitalized terms used herein but not defined shall have the meanings as set forth in the Credit Agreement, as amended (as hereinafter defined).

WHEREAS, pursuant to that certain Credit Agreement dated as of December 16, 2002, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Credit Agreement”), Lenders made available, subject to the terms and conditions thereof, (i) the Revolving Loan of up to $20,000,000.00, (ii) the Swing Line Loan of up to $5,000,000.00, and (iii) the Term Loan of up to $5,000,000.00; and

WHEREAS, pursuant to that certain First Amendment to Credit Agreement dated as of May 22, 2003, among Borrowers, Agent, and the other Lender Parties a party thereto (the “First Amendment”), the Credit Agreement was amended in order to extend to Borrowers the Treasury Stock Loan in the amount of up to $5,000,000.00; and

WHEREAS, pursuant to that certain Second Amendment to Credit Agreement dated as of November 24, 2003, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Second Amendment”), the Credit Agreement was amended in order to (i) temporarily increase the Swing Line Loan Commitment to up to $7,000,000.00, and (ii) temporarily increase the Revolving Loan Commitment to up to $22,000,000.00; and

WHEREAS, pursuant to that certain Third Amendment to Credit Agreement dated as of December 16, 2003, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Third Amendment”), the Credit Agreement was amended in order to (i) increase the Swing Line Loan Commitment to up to $6,000,000.00, (ii) increase the Revolving Loan Commitment to up to $25,000,000.00, and (iii) extend the Revolving Loan Maturity Date from December 16, 2004 until December 16, 2005; and

WHEREAS, pursuant to that certain Fourth Amendment to Credit Agreement dated as of May 7, 2004, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Fourth Amendment”), the Credit Agreement was amended in order to (i) temporarily increase the Revolving Loan Commitment to up to $27,000,000.00, and (ii) increase the Letter of Credit Commitment to up to $1,500,000.00; and

WHEREAS, pursuant to that certain Fifth Amendment to Credit Agreement dated as of May 22, 2004, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Fifth Amendment”), the Credit Agreement was amended in order to, among other things, extend the Treasury Stock Loan Advancement Termination Date from May 22, 2004 to May 22, 2005;

WHEREAS, pursuant to that certain Sixth Amendment to Credit Agreement dated as of August 1, 2004, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Sixth Amendment”), the Credit Agreement was amended in order to extend until December 31, 2004 the temporary increase of the Revolving Loan Commitment to up to $27,000,000.00; and

WHEREAS, pursuant to that certain Seventh Amendment to Credit Agreement dated as of November 5, 2004, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Seventh Amendment”), the Credit Agreement was amended in order to, among other things, temporarily increase the Revolving Loan Commitment to up to $33,000,000.00; and

WHEREAS, pursuant to that certain Eighth Amendment to Credit Agreement dated as of December 22, 2004, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Eighth Amendment”), the Credit Agreement was amended in order to, among other things, (i) extend until April 30, 2005 the temporary increase of the Revolving Loan Commitment to up to $33,000,000.00, and (ii) extend the Revolving Loan Maturity Date from December 16, 2005 until April 30, 2006; and

WHEREAS, pursuant to that certain Ninth Amendment to Credit Agreement dated as of March 31, 2005, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Ninth Amendment”), the Credit Agreement was amended in order to, among other things, amend certain of the financial covenants set forth therein;

WHEREAS, pursuant to that certain Tenth Amendment to Credit Agreement dated as of April 30, 2005, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Tenth Amendment”), the Credit Agreement was amended in order to (i) extend until June 30, 2005 the temporary increase of the Revolving Loan Commitment to up to $33,000,000.00, and (ii) amend the repayment terms of the Treasury Stock Loan; and

WHEREAS, pursuant to that certain Eleventh Amendment to Credit Agreement dated as of June 28, 2005, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Eleventh Amendment”), the Credit Agreement was amended in order to (i) extend the Revolving Loan Maturity Date from April 30, 2006 until October 15, 2006, (ii) change the Revolving Loan Commitment to $28,000,000.00, and (iii) amend the Borrowing Base; and

WHEREAS, pursuant to that certain Twelfth Amendment to Credit Agreement dated as of August 12, 2005, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Twelfth Amendment”), the Credit Agreement was amended in order to, among other things, amend certain of the financial covenants set forth therein (the Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment and the Twelfth Amendment, hereinafter referred to as the “Credit Agreement, as amended”); and

WHEREAS, Lender Parties and Borrowers have agreed to amend the Credit Agreement, as amended, in order to, among other things, amend certain of the financial covenants set forth therein, all as hereinafter provided .

NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree that the Credit Agreement, as amended, is hereby amended as follows:

1. The Credit Agreement is hereby amended by adding the following capitalized terms as defined terms in Article I:

“EBT” means, for any applicable Person for any applicable period, Net Income (Loss) plus Income Tax Expense for such period to the extent included in the determination of such Net Income (Loss).

“Non-Cash Stock Option Expense” means, for any applicable Person for any applicable period, options to purchase shares of Pemco Aviation pursuant to the Pemco Aviation Group, Inc. Non-Qualified Stock Option Plan as amended and restated on May 14, 2003.

2. The Credit Agreement, as amended, is hereby amended by deleting the definitions of “Fixed Charges”, “Operating Income” and “Permitted Indebtedness” in their entirety, and by substituting the following new definitions, respectively, in lieu thereof:

“Fixed Charges” means, for any applicable Person for any applicable period, the sum of (without duplication) (a) Interest Expense and Lease Expense for such period; plus (b) regularly scheduled principal payments on Indebtedness of such Person during such period, including, without limitation, the principal component of all payments made in respect of capitalized lease obligations, but excluding any scheduled balloon, bullet or similar principal payment which repays such Indebtedness in full; plus (c) all payments made in respect of any Unfunded Pension Liability (whether or not included in the determination of Net Income (Loss) of such Person).

“Operating Income” means, for any applicable Person for any applicable period, EBITDA of such Person for such period, less Income Tax Expense (to the extent included in the determination of Net Income (Loss) of such Person), plus Lease Expense (to the extent included in the determination of Net Income (Loss) of such Person), plus all payments accrued in respect of any Unfunded Pension Liability (to the extent included in the determination of Net Income (Loss) of such Person), plus Non-Cash Stock Option Expense (to the extent included in the determination of Net Income (Loss) of such Person).

“Permitted Indebtedness” means:

(A) The Loans;

(B) The Existing Indebtedness;

(C) Indebtedness otherwise expressly permitted under the terms of this Agreement or any other Loan Document, if any;

(D) Indebtedness incurred in Borrower’s Ordinary Course of Business and not incurred through the borrowing of money, provided that such Indebtedness is either Unsecured Indebtedness or Indebtedness secured by a Permitted Lien;

(E) Subordinated Debt; and

(F) Capitalized Leases, so long as the aggregate annual payments under all Capitalized Leases do not exceed $1,000,000.00.

3. The Credit Agreement, as amended, is hereby amended by deleting Section 10.3(A) in its entirety, and by substituting the following new Section 10.3(A) in lieu thereof:

(A) Borrower will maintain or cause to be maintained:

(1) Beginning with the Fiscal Year-End of December 31, 2006, a Fixed Charge Coverage of not less than 1.0 to 1.0;

(2) Beginning with the Quarter-End of March 31, 2006, Adjusted Tangible Net Worth of not less than (i) Adjusted Tangible Net Worth as of December 31, 2005 plus (ii) $5,000,000.00, less (iii) $1,000,000.00, plus (iv) 60% of the Net Income as of each Quarter-End beginning March 31, 2006;

(3) At all times, a ratio of Adjusted Liabilities to Adjusted Tangible Net Worth of not more than 2.5 to 1.0;

(4) EBT for the six-month period ending June 30, 2006 of not less than $1,000,000.00, and EBT for the nine-month period ending September 30, 2006 of not less than $3,750,000.00; and

(5) At all times, a Borrowing Base such that the balance of the Revolving Loan will not, at any time, exceed the Borrowing Base.

4. The Credit Agreement, as amended, is hereby amended by deleting Exhibit A to the Credit Agreement, as amended, and by substituting in lieu thereof the Exhibit A attached to this Thirteenth Amendment.

5. As a condition to the effectiveness of this Thirteenth Amendment (a) Agent shall have received appropriate resolutions of Borrowers’ directors, in a form satisfactory to Agent, authorizing Borrowers to enter into this Thirteenth Amendment and any other documentation required by Agent in connection with this Thirteenth Amendment; (b) Agent shall have received a Bringdown and Incumbency Certificate of each Borrower, in a form satisfactory to Agent; (c) Borrowers shall have executed and delivered to Agent all further documents and performed all other acts which Agent reasonably deems necessary or appropriate to perfect or protect its security for the Loans; and (d) Borrowers shall have delivered to Agent such other documentation, if any, as may be requested by Agent to satisfy Agent that this Thirteenth Amendment, and all other documents and instruments executed by Borrowers in connection with this Thirteenth Amendment or in furtherance hereof have each been duly authorized, executed and delivered on behalf of Borrowers, and constitute valid and binding obligations of Borrowers.

6. Each Borrower represents and warrants to Lender Parties that all representations and warranties given by such Borrower in Article IX of the Credit Agreement, as amended, are true and correct as of the date of this Thirteenth Amendment, except to the extent affected by this Thirteenth Amendment. Each Borrower represents and warrants to Lender Parties that as of the date of this Thirteenth Amendment, such Borrower is in full compliance with all of the covenants of such Borrower contained in Article X of the Credit Agreement, as amended, except (i) Borrowers are not in compliance with respect to the financial covenant regarding Adjusted Tangible Net Worth and Fixed Charge Coverage (and Agent and Lenders hereby waive such non-compliance for the Quarter-Ends of September 30, 2005 and December 31, 2005), and (ii) to the extent affected by this Thirteenth Amendment.

7. Except as heretofore or herein expressly modified, or as may otherwise be inconsistent with the terms of this Thirteenth Amendment (in which case the terms and conditions of this Thirteenth Amendment shall govern), all terms of the Credit Agreement, as amended, and all documents and instruments executed and delivered in furtherance thereof shall be and remain in full force and effect, and the same are hereby ratified and confirmed in all respects.

* * * * *

IN WITNESS WHEREOF, this Thirteenth Amendment has been duly executed as of the day and year first above written.

WITNESS:	BORROWERS:

PEMCO AVIATION GROUP, INC.

/s/ Leah Barnett	By:	/s/ John R. Lee
Print Name: Leah Barnett	Its:	Chief Financial Officer

PEMCO AEROPLEX, INC.

/s/ Leah Barnett	By:	/s/ John R. Lee
Print Name: Leah Barnett	Its:	Chief Financial Officer

PEMCO ENGINEERS, INC.

/s/ Leah Barnett	By:	/s/ John R. Lee
Print Name: Leah Barnett	Its:	Chief Financial Officer

PEMCO WORLD AIR SERVICES, INC.

/s/ Leah Barnett	By:	/s/ John R. Lee
Print Name: Leah Barnett	Its:	Chief Financial Officer

SPACE VECTOR CORPORATION

/s/ Leah Barnett	By:	/s/ John R. Lee
Print Name: Leah Barnett	Its:	Chief Financial Officer

AGENT:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent

/s/ Kelly L. McCrory	By:	/s/ Tod Ferguson
Print Name: Kelly L. McCrory	Its:	Vice President

LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION

/s/ Kelly L. McCrory	By:	/s/ Tod Ferguson
Print Name: Kelly L. McCrory	Its:	Vice President

COMPASS BANK

/s/ Jo An Ferguson	By:	/s/ Alex Morton
Print Name: Jo An Ferguson	Its:	Senior Vice President

EXHIBIT A

APPROVED CONTRACTS

Current contracts with The Government of the United States of America

Current contracts with Northwest Airlines

Current contracts with Lockheed Martin Corporation

Current contracts with McDonnell Douglas Corporation, A Wholly Owned Subsidiary of the Boeing Company

Current contracts with The Boeing Company

Current contracts with Kellstrom Defense Aerospace, Inc.

Current contracts with MTC Technologies, Inc.

Current contracts with Malaysian Airline System Berhad

Current contracts with International Lease Finance Corporation

Current contracts with Officine Meccaniche Aeronautiche S.p.A.

Current contracts with Alaska Airlines.

Current contracts with Southwest Airlines Co.

Current contracts with L3 Communications Integrated Systems LP

Current contracts with Northrup Grumman

Current contracts with Taikoo (Xiamen) Aircraft Engineering Co. Ltd. and Taikoo (Shandong) Aircraft Engineering Co. Ltd.

Current contracts with Champion Air

Current contracts with Futura International Airways, S.A. and RPK Capital Management Group, LLC

New contracts with entities listed above on this Schedule 1.03 will be deemed automatically an Approved Contract if (i) the new contract is for similar services with reasonably similar terms and conditions, (ii) Borrower gives written notice to Agent that such contract is intended to be an Approved Contract, and (iii) Agent approves such contract as an Approved Contract (and as a condition of such approval, Agent may require, among other things, a copy of the new contract and financial information regarding the party to the contract to evidence that such party and such party’s creditworthiness are acceptable to Agent).